UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2008

PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	000-25887	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

70 West Madison Chicago, Illinois		60602 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 683-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

    On May 22, 2008, PrivateBancorp Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), issued and sold $125,000,000 aggregate liquidation amount of the Trust’s 10.00% preferred securities ($25.00 liquidation amount per security) representing preferred beneficial interests in the Trust (the “Trust Preferred Securities”) pursuant to an underwriting agreement (the “Underwriting Agreement”) dated May 15, 2008, among PrivateBancorp, Inc. (the “Company”), the Trust and Stifel, Nicolaus & Company Incorporated, RBC Capital Markets Corporation and Robert W. Baird & Co. Incorporated, as representatives of the underwriters named in Schedule I thereto (the “Underwriters”).  The proceeds from the sale of the Trust Preferred Securities, together with the proceeds from the sale by the Trust of its common securities to the Company for $10,000 on May 22, 2008, were used by the Trust to purchase an aggregate of $125,010,000 of the Company’s 10.00% unsecured junior subordinated debt securities due 2068 (the “Debentures”) issued pursuant to the Junior Subordinated Indenture dated as of May 22, 2008, as supplemented by the First Supplemental Indenture dated as of May 22, 2008, each between the Company and Wilmington Trust Company, as trustee.  The Company and the Trust also granted the Underwriters a 30-day option to purchase up to an additional $18,750,000 aggregate liquidation amount of the Trust Preferred Securities to cover over-allotments, if any.

Each Trust Preferred Security pays cash distributions at the annual rate of 10.00% of the stated liquidation amount of $25 per security, payable quarterly in arrears beginning September 15, 2008.  The maturity date of the Trust Preferred Securities is June 15, 2068.  The Company has the ability to redeem, in whole or in part, the Trust Preferred Securities and the related Debentures beginning on June 15, 2013, subject to a Replacement Capital Covenant, which requires the Company to replace the Trust Preferred Securities and the related Debentures with securities that have equal or greater equity content.

The distributions with respect to, and amounts payable upon liquidation or redemption of, the Trust Preferred Securities are guaranteed on a subordinated basis (the “Guarantee”) by the Company pursuant to the terms of the Preferred Securities Guarantee Agreement dated as of May 22, 2008, between the Company and Wilmington Trust Company, as Guarantee Trustee.  The Trust Preferred Securities, the Debentures and the Guarantee were registered pursuant to an automatic shelf registration statement on Form S-3 (File Nos. 333-150767 and 333-150767-01) (the “Registration Statement”) filed with the Securities and Exchange Commission on May 9, 2008.  For additional information concerning the Trust Preferred Securities, the Debentures and the Guarantee please refer to the Amended and Restated Declaration of Trust, the Junior Subordinated Indenture, the First Supplemental Indenture, the Form of Debenture, the Form of Trust Preferred Security and the Preferred Securities Guarantee Agreement filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 respectively, to this Report.  Exhibits 4.1, 4.2 and 4.3 are incorporated herein by reference.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

In connection with the issuance of the Trust Preferred Securities and the related Debentures on May 22, 2008, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that deferrals of distributions with respect to the Trust Preferred Securities or the Debentures have occurred and are continuing. These restrictions are set forth in the First Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS

In connection with the issuance of the Trust Preferred Securities by the Trust and the related Debentures by the Company, the Company entered into a Replacement Capital Covenant (the “Covenant”) on May 22, 2008. Under the Covenant, the Company covenanted in favor of certain of its debtholders, who are initially the holders of the Initial Covered Debt (as defined in the Covenant), that the Trust Preferred Securities and the Debentures will not be repaid, redeemed or purchased by the Company or any of its subsidiaries on or before May 15, 2048, unless (i) the Company has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve’s capital guidelines or policies applicable to bank holding companies; and (ii) during the applicable measurement period with respect to such repayment, redemption or purchase, the Company and its subsidiaries shall have issued specified amounts of certain replacement capital securities on the terms and conditions set forth therein. The foregoing is a brief description of the terms of the Covenant. It does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the Covenant, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the issuance by the Company of the Debentures, Vedder Price P.C., counsel to the Company, rendered an opinion regarding certain tax matters. A copy of the opinion of Vedder Price P.C. is attached hereto as Exhibit 8.1 and is incorporated herein by reference.

The foregoing description of the Trust Preferred Securities, the Debentures, the Guarantee, the Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached hereto as exhibits and are incorporated herein by reference.

On May 23, 2008, the Company issued a press release announcing the Trust’s issuance of $125,000,000 of the Trust Preferred Securities pursuant to the Underwriting Agreement.  A copy of the press release relating to the announcement is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated May 15, 2008.
4.1	Amended and Restated Declaration of Trust dated as of May 22, 2008.
4.2	Junior Subordinated Indenture dated as of May 22, 2008.
4.3	First Supplemental Indenture dated as of May 22, 2008, to the Junior Subordinated Indenture dated as of May 22, 2008.
4.4	Form of Debenture (included in Exhibit 4.3).
4.5	Form of Trust Preferred Security (included in Exhibit 4.1).
4.6	Preferred Securities Guarantee Agreement dated as of May 22, 2008.
8.1	Opinion of Vedder Price P.C., regarding certain tax matters.
23.1	Consent of Vedder Price P.C. (included in Exhibit 8.1).
99.1	Replacement Capital Covenant dated as of May 22, 2008.
99.2	Press Release dated May 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Date: May 23, 2008	By:	/s/Christopher J. Zinski
Christopher J. Zinski
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit
1.1	Underwriting Agreement dated May 15, 2008.
4.1	Amended and Restated Declaration of Trust dated as of May 22, 2008.
4.2	Junior Subordinated Indenture dated as of May 22, 2008.
4.3	First Supplemental Indenture dated as of May 22, 2008, to the Junior Subordinated Indenture dated as of May 22, 2008.
4.4	Form of Debenture (included in Exhibit 4.3).
4.5	Form of Trust Preferred Security (included in Exhibit 4.1).
4.6	Preferred Securities Guarantee Agreement dated as of May 22, 2008.
8.1	Opinion of Vedder Price P.C., regarding certain tax matters.
23.1	Consent of Vedder Price P.C. (included in Exhibit 8.1).
99.1	Replacement Capital Covenant dated as of May 22, 2008.
99.2	Press Release dated May 23, 2008.